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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Methode Electronics, Inc. 401(k) Savings Plan of our report dated June 6, 2000, with respect to the consolidated financial statements of Methode Electronics, Inc. included in its Annual Report (Form 10-K) for the year ended April 30, 2000, filed with the Securities and Exchange Commission.

                                             Ernst & Young LLP

Chicago, Illinois
October 19, 2000